UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 31, 2023

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

As was discussed in previous filings made by Universal Security Instruments, Inc. (the “Company”), in connection with the now terminated Agreement and Plan of Merger between the Company and Infinite Reality, Inc., the Company’s Board of Directors has, from time to time, considered a number of factors that greatly impact the Company’s future prospects and shareholder value, including the following: (a) the Company’s business, operational and financial prospects, and the limited upside value available to sharehokders if the Company continues as an independent stand-alone business; (b) the competitive landscape in the Company’s market, the need for capital to generate significant growth and the Company’s limited sources for such capital; (c) current import and supply chain challenges, the increased costs resulting from such challenges, and the projected duration of the current supply chain issues; and (d) the Company’s management and succession planning.

While the Company continues to generate sufficient capital to satisfy the ongoing cash requirements for its current operations, management believes that access to additional funding or other resources, or identifying the right strategic business combination, would allow the Company to drive long term value for its shareholders while taking advantage of sales growth opportunities that the Company seeks to execute.

In addition, the Company continues to be approached from time to time with business combination proposals both within and outside of the Company’s area of business, and management believes that it would be advantageous to the Company and its shareholders to explore strategic alternatives as the Company pursues additional sources of capital.

There is no deadline or definitive timetable set for completion of the strategic alternatives process. There can be no assurance any proposal will be made or accepted, any agreement will be executed, or any transaction will be consummated, in connection with this review. The Company does not intend to make further announcements regarding the review of strategic alternatives unless and until the Board approves a specific transaction or otherwise determines further disclosure is appropriate or necessary in accordance with applicable rules and regulations of the Securities and Exchange Commission regulations and the New York Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: October 31, 2023	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President